UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 20, 2004

XTO ENERGY INC.

(Exact name of registrant as specified in its charter)

Delaware	1-10662	75-2347769
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

810 Houston, Fort Worth, Texas	76102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(817) 870-2800

NONE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On October 20, 2004, XTO Energy issued a news release announcing the Company’s earnings for third quarter 2004. The news release contains certain non-GAAP financial information. The reconciliation of such non-GAAP financial information to GAAP financial measures is included in the news release.

A copy of the news release is furnished as Exhibit 99.1.

The information in this Current Report, including the news release attached hereto, is being furnished pursuant to Item 2.02 of

Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that Section.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XTO ENERGY INC.

Date: October 20, 2004	By:	/s/ BENNIE G. KNIFFEN
Bennie G. Kniffen
Senior Vice President and Controller

EXHIBIT INDEX

Exhibit Number and Description
99.1	News Release dated October 20, 2004